THIRD AMENDMENT TO LEASE

         THIS AGREEMENT dated as of August 31, 1996, by and between C/N LEEDOM II LP, Pennsylvania corporation, Suite 150, 16 Campus Boulevard, Newtown Square, Pennsylvania 19073 ("Landlord"), party of the first part, and KLEINERTS INCORPORATED, a Pennsylvania corporation, with its principal place of business at Building #3, 120 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 ("Tenant"), party of the second part.

                               W I T N E S S E T H

         WHEREAS, Landlord's predecessor in interest and Tenant entered into a Lease dated January 24, 1986, which Lease was amended by Landlord and Tenant on August 5, 1989, and again on April 9, 1991, (said Lease as amended being herein called "Lease"), pursuant to which Tenant agreed to lease 3,919 square feet (the "Premises") in Building Three located in Meetinghouse Business center, Plymouth Township, Montgomery County, Pennsylvania, which Premises are more fully described in said Lease; and

         WHEREAS, the parties again desire to amend said Lease to extend the Term and modify certain other provision thereof, all as set forth hereinafter.

         NOW, THEREFORE, in consideration of the mutual convenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The Term of a said Lease as set forth in Section 1 thereof is hereby extended for period of five (5) years so as to expire on October 2, 2001.

         2. During the extended Term i.e. beginning on October 2, 1996, the "Base Rent" as set forth in Section 1 of said Lease shall be as follows:

             From                  To              Annual             Monthly
             ----                  --              ------             -------
(a)     October 2, 1996     October 1, 1997       $50,947.00         $4,245.58
(b)     October 2, 1997     October 1, 1998       $51,926.75         $4,327.23
(c)     October 2, 1998     October 1, 1999       $52,906.50         $4,408.88
(d)     October 2, 1999     October 1, 2001       $53,886.25         $4,490.53

         All such Base Rent shall be paid at the same time and in the same manner as provided in said Lease for payment of Base Rent.

         3. The "Operating Expense Allowance" shall be equal to the monthly charge presently payable under said Lease together with any adjustments thereto that may be effective pursuant to Lease Section 6 at the expiration of each Operating Year during the Term as hereby extended.

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         4. On or before October 1, 1996, Landlord shall, at Landlord's sole cost and expense, perform in a workmanlike manner the work set forth on Exhibit A attached hereto.

         5. Except as specifically amended above, the terms and conditions of the Lease shall remain in full force and during the Term as hereby extended.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Space Lease to be executed, under seal, as of the day and year first above written.

(CORPORATE SEAL)                             BRANDYWINE OPERATING
                                             PARTNERSHIP LP
                                             BY BRANDYWINE REALTY TRUST,
                                             GENERAL PARTNER

ATTEST: [Client Supply]                      BY: [Client Supply]
        --------------------------------         ------------------------------
(CORPORATE SEAL)                                 KLEINERTS INCORPORATED,
                                                 TENANT


ATTEST: [Client Supply]                      BY: [Client Supply]
        --------------------------------         ------------------------------

                                    EXHIBIT A

                                  LANDLORD WORK



 1.       Replace front door buzzer.

 2.       Replace bathroom floor tiles

 3.       Replace carpeting in the following offices:
                  Gerry's Office
                  Bonnie's Office
                  Denise's Office

 4. Replace the wallpaper and drapes in Denise's Office (the combined costs thereof not to exceed $1,000).

 5. Replace refrigerator with a refrigerator equipped with an automatic defrosting freezer.

 6.       Repaint the following offices:
                  Computer Room
                  Bonnie's Office
                  Gerry's Office

 7.       Dust and clean wallpaper in all office.

 8.       Wash and clean blinds in all office.

 9.       Clean all linoleum floors in the Premises.

 10.      Shampoo the existing office carpet that is not being replaced.